                                                                      Exhibit 24

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each undersigned Director of Barr Laboratories, Inc., a New York corporation, which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, hereby constitutes and appoints Paul M. Bisaro and William T. McKee, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Registration Statement and to file such Registration Statement and the exhibits thereto and any and all other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: December 18, 2001

EDWIN A. COHEN                                       ROBERT J. BOLGER
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Edwin A. Cohen                                       Robert J. Bolger

CAROL S. BEN-MAIMON                                  HAROLD N. CHEFITZ
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Carol S. Ben-Maimon                                  Harold N. Chefitz

BERNARD C. SHERMAN                                   GEORGE P. STEPHAN
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Bernard C. Sherman                                   George P. Stephan

JACOB M. KAY                                         E. THOMAS ARINGTON
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Jacob M. Kay                                         E. Thomas Arington

RICHARD R. FRANKOVIC                                 PETER R. SEAVER
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Richard R. Frankovic                                 Peter R. Seaver